                                                                      EXHIBIT 15

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                          /s/ TC SUTTON
                                         Thomas C. Sutton
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  February 25, 1998                /s/ GLENN S. SCHAFER
                                         Glenn S. Schafer
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                          /s/ RICHARD M. FERRY
                                         Richard M. Ferry
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                          /s/ DONALD E. GUINN
                                         Donald E. Guinn
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                          /s/ IGNACIO E. LOZANO, JR.
                                         Ignacio E. Lozano, Jr.
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                          /s/ CHARLES D. MILLER
                                         Charles D. Miller
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  Feb 25, 1998                     /s/ DONN B. MILLER
                                         Donn B. Miller
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/1998                        /s/ RICHARD M. ROSENBERG
                                         Richard M. Rosenberg
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                          /s/ JAMES R. UKROPINA
                                         James R. Ukropina
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  Feb 25, 1998                     /s/ RAYMOND L. WATSON
                                         Raymond L. Watson
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  February 25, 1998                /s/ DAVID R. CARMICHAEL
                                         David R. Carmichael
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2/25/98                          /s/ AUDREY L. MILFS
                                         Audrey L. Milfs
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  02-25-98                         /s/ KHANH T. TRAN
                                         Khanh T. Tran
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  March 10, 1998                   /s/ EDWARD R. BYRD
                                         Edward R. Byrd

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  March 29, 1999                   /s/ BRIAN D. KLEMENS
                                         Brian D. Klemens
                                         Vice President and Treasurer

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  April 12, 1999                   /s/ GERALD W. ROBINSON
        --------------                   ----------------------------
                                         Gerald W. Robinson
                                         Executive Vice President